DEBT	12 Months Ended
Dec. 31, 2022
DEBT
DEBT
12.	DEBT

Debt included the following (in thousands):

	Year end December 31,
	2022	2021
Senior Notes	$300,000	$300,000
USD Term Loans	687,400	997,800
EUR Term Loans	446,996	473,798
Less: issuance costs and discounts amortized to interest expense	(5,549)	(14,127)
Less: short-term debt – net	—	(6,481)
Long-term debt – net	$1,428,847	$1,750,990

In February of 2019, the Company issued $300.0 million of Senior Unsecured Notes (“Senior Notes”) and entered into a senior secured credit facility (“Credit Facility”) consisting of (i) a $1,040.0 million term loan facility (“USD Term Loans”), (ii) a €450.0 million term loan facility (“EUR Term Loans”) (together with the USD Term Loans the “Term Loans”) and (iii) an $80.0 million revolving credit facility that can be upsized to $110.0 million (“Revolver”).

The Senior Notes are due March 1, 2027, and bear interest at a rate of 9.750% per annum. Interest on the notes is payable semi-annually on March 1 and September 1 of each year. The Company may redeem the Senior Notes earlier than March 1, 2027 subject to prepayment premiums.

The Term Loans mature in 2026. The Company may voluntarily prepay loans or reduce commitments under the Credit Facility without premium or penalty.

In August of 2022, the Company utilized proceeds from its Business Combination along with cash on hand to repay $300.0 million of outstanding indebtedness on its USD Term Loans. In accordance with ASC 470-50-40-2 - Debt - Modifications and Extinguishments, the Company recorded a loss on extinguishment of debt of $2.7 million for the year ended December 31, 2022, in the Consolidated Statements of Operations related to this payment. The loss on extinguishment of debt represents the acceleration of amortization of issuance costs and debt discount related to the $300.0 million payment.

Under the terms of the Credit Facility, the prepayment of $300.0 million was applied against the quarterly installments of $2.6 million. Accordingly, the remaining balance on the USD Term Loans is due at maturity.

The face value of the EUR Term Loans was €419.0 million as of December 31, 2022 and 2021, converted using currency exchange rates as of those dates. There is no amortization on the EUR Term Loans.

The Credit Facility requires a principal payment with the net cash proceeds of certain events and up to 50% of excess cash flow (subject to reduction based on the achievement of specified net first lien leverage ratios). No excess cash flow principal payment was required for the years ended December 31, 2022 and 2021 based on the net first lien leverage ratio.

The obligations under the Credit Facility are secured by a first priority lien on substantially all of the Company’s assets.

For the USD Term Loans, the interest rate for base rate loans is 3.50% plus the greater of the prime rate in effect, the NYFRB Rate plus 0.5% or the Adjusted Eurodollar rate for a one-month interest period plus 1%. The interest rate for Eurodollar loans with respect to the USD Term Loans is the sum of the applicable rate of 4.50%, plus the Adjusted Eurodollar rate. The Eurodollar rate for borrowings denominated in USD is defined as the greater of the LIBOR Screen rate per annum for deposits of dollars for the applicable interest period as of 11:00 a.m. London time two business days prior to the first day in such interest period, or 0.0% The Adjusted Eurodollar rate is defined as the interest rate per annum (rounded upward, if necessary, to the next 1/16 of 1% ), equal to the Eurodollar Rate for the interest period multiplied by the Statutory Reserve Rate. On February 2, 2023, we amended our Credit Agreement to replace LIBOR with Adjusted Term SOFR on the USD Term Loans effective from the start of the next interest period. For the EUR Term Loans, the interest rate for loans is the sum of the applicable rate of 5.0%, plus the Adjusted Eurodollar rate. The Eurodollar rate for borrowings denominated in EUR is defined as the greater of the EURIBOR Screen rate per annum for deposits of Euro for the applicable interest period as of approximately 11:00 a.m. Brussels time two business days prior to the first day in such interest period, or 0.0%. The Adjusted Eurodollar rate is defined as the interest rate per annum (rounded upward, if necessary, to the next 1/16 of 1%), equal to the Eurodollar Rate for the interest period multiplied by the Statutory Reserve Rate. The USD Term loans had an average interest rate of 6.00%, 4.63% and 4.69% for the years ended December 31, 2022, 2021 and 2020, respectively. The EUR Term loans had an average interest rate of 5.27%, 5.00% and 5.00% for the years ended December 31, 2022, 2021 and 2020, respectively.

The Company has not borrowed on the Revolver and incurred fees of $0.4 million during each of the years ended December 31, 2022, 2021 and 2020. The Revolver matures in 2024.

Debt issuance costs and discounts related to the Senior Notes and Term Loans are reported in the Consolidated Balance Sheet as a direct deduction from the face amount of the debt. These costs are amortized as a component of “Interest expense” in the Consolidated Statements of Operations utilizing the effective interest method. As of December 31, 2022, the Company was compliant with all debt covenants and obligations.